Exhibit 99.10

Media General, Inc.

Condensed Consolidating Balance Sheet

As of December 27, 2009

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
ASSETS
Current assets:
Cash & cash equivalents	$31,691	$1,541	$—	$—	$33,232
Accounts receivable, net	—	104,405	—	—	104,405
Inventories	2	6,630	—	—	6,632
Other current assets	3,141	83,375	—	(25,730)	60,786

Total current assets	34,834	195,951	—	(25,730)	205,055

Investment in and advances to subsidiaries	336,575	1,965,508	—	(2,302,083)	—
Intercompany note receivable	742,219	—	—	(742,219)	—
Other assets	16,928	16,946	303	—	34,177
Property, plant & equipment, net	28,702	392,506	—	—	421,208
FCC licenses and other intangibles	—	220,591	—	—	220,591
Excess cost over fair value	—	355,017	—	—	355,017

TOTAL ASSETS	$1,159,258	$3,146,519	$303	$(3,070,032)	$1,236,048

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,074	$17,330	$—	$(6)	$26,398
Accrued expenses and other liabilities	24,537	73,367	—	(25,730)	72,174

Total current liabilities	33,611	90,697	—	(25,736)	98,572

Long-term debt	711,881	28	—	—	711,909
Intercompany loan	—	742,219	—	(742,219)	—
Retirement, post-retirement and post-employment plans	173,017	—	—	—	173,017
Deferred income taxes	—	7,233	—	—	7,233
Other deferred credits	46,740	5,162	1,164	—	53,066

Stockholders’ equity
Common stock	113,969	4,872	—	(4,872)	113,969
Additional paid-in capital	26,011	2,435,790	(1,919)	(2,435,629)	24,253
Accumulated other comprehensive income	(117,703)	—	—	—	(117,703)
Retained earnings	171,732	(139,482)	1,058	138,424	171,732

Total stockholders’ equity	194,009	2,301,180	(861)	(2,302,077)	192,251

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,159,258	$3,146,519	$303	$(3,070,032)	$1,236,048

Media General, Inc.

Condensed Consolidating Statements of Operations

Fiscal Year Ended December 27, 2009

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated

Revenues	$28,685	$756,395	$—	$(127,468)	$657,612

Operating costs:
Employee compensation	27,882	271,900	657	—	300,439
Production	—	157,131	—	(2,346)	154,785
Selling, general and administrative	(4,291)	223,438	—	(125,116)	94,031
Depreciation and amortization	2,484	56,696	—	(2)	59,178
Goodwill and other asset impairment	—	84,220	—	—	84,220
Gain on insurance recovery	—	(1,915)	—	—	(1,915)

Total operating costs	26,075	791,470	657	(127,464)	690,738

Operating income (loss)	2,610	(35,075)	(657)	(4)	(33,126)

Other income (expense):
Interest expense	(41,971)	(7)	—	—	(41,978)
Intercompany interest income (expense)	42,217	(42,217)	—	—	—
Impairment of and income on investments	—	701	—	—	701
Investment income (loss)—consolidated affiliates	(41,055)	—	—	41,055	—
Other, net	1,151	(179)	—	—	972

Total other income (expense)	(39,658)	(41,702)	—	41,055	(40,305)

Loss from continuing operations before income taxes	(37,048)	(76,777)	(657)	41,051	(73,431)

Income tax benefit	(1,283)	(27,355)	—	—	(28,638)

Loss from continuing operations	(35,765)	(49,422)	(657)	41,051	(44,793)
Income from discontinued operations (net of taxes)	—	155	—	—	155
Gain related to divestiture of operations (net of taxes)	—	8,873		—	8,873

Net loss	(35,765)	(40,394)	(657)	41,051	(35,765)

Other comprehensive income (net of tax)	70,436	—	—	—	70,436

Comprehensive income (loss)	$34,671	$(40,394)	$(657)	$41,051	$34,671

Media General, Inc.

Condensed Consolidating Statements of Cash Flows

Fiscal Year Ended December 27, 2009

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated

Cash flows from operating activities:
Net cash provided by operating activities	$20,480	$13,291	$7	$—	$33,778

Cash flows from investing activities:
Capital expenditures	(1,221)	(17,232)	—	—	(18,453)
Proceeds from sale of discontinued operations	17,625	—	—	—	17,625
Insurance proceeds related to machinery and equipment	—	3,120	—	—	3,120
Net change in intercompany note receivable	7,781	—	—	(7,781)	—
Collection of receivable note	—	5,000	—	—	5,000
Other, net	(623)	3,614	—	—	2,991

Net cash provided (used) by investing activities	23,562	(5,498)	—	(7,781)	10,283

Cash flows from financing activities:
Increase in debt	215,700	—	—	—	215,700
Payment of debt	(233,819)	(21)	—	—	(233,840)
Net change in intercompany loan	—	(7,781)	—	7,781	—
Other, net	175	1	(7)	—	169

Net cash (used) provided by financing activities	(17,944)	(7,801)	(7)	7,781	(17,971)

Net increase (decrease) in cash and cash equivalents	26,098	(8)	—	—	26,090
Cash and cash equivalents at beginning of year	5,593	1,549	—	—	7,142

Cash and cash equivalents at end of period	$31,691	$1,541	$—	$—	$33,232

Media General, Inc.

Condensed Consolidating Balance Sheet

As of December 28, 2008

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated
ASSETS
Current assets:
Cash & cash equivalents	$5,593	$1,549	$—	$—	$7,142
Accounts receivable, net	—	102,174	—	—	102,174
Inventories	2	12,033	—	—	12,035
Other current assets	2,699	67,463	—	(31,313)	38,849
Assets of discontinued operations	—	12,402	—	—	12,402

Total current assets	8,294	195,621	—	(31,313)	172,602

Investment in and advances to subsidiaries	403,625	1,916,389	—	(2,320,014)	—
Intercompany note receivable	750,000	—	—	(750,000)	—
Other assets	47,165	18,315	243	(24,436)	41,287
Property, plant & equipment, net	30,860	422,767	—	—	453,627
FCC licenses and other intangibles	—	245,266	—	—	245,266
Excess cost over fair value	—	421,470	—	—	421,470

TOTAL ASSETS	$1,239,944	$3,219,828	$243	$(3,125,763)	$1,334,252

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,024	$25,347	$—	$(6)	$41,365
Accrued expenses and other liabilities	25,519	92,086	—	(31,314)	86,291
Liabilities of discontinued operations	—	3,053	—	—	3,053

Total current liabilities	41,543	120,486	—	(31,320)	130,709

Long-term debt	730,000	49	—	—	730,049
Intercompany loan	—	750,000	—	(750,000)	—
Retirement, post-retirement and post-employment plans	251,175	—	—	—	251,175
Other deferred credits	60,087	7,014	440	(449)	67,092

Stockholders’ equity
Common stock	114,010	4,872	—	(4,872)	114,010
Additional paid-in capital	23,846	2,436,495	(1,912)	(2,436,495)	21,934
Accumulated other comprehensive income	(188,139)	—	—	—	(188,139)
Retained earnings	207,422	(99,088)	1,715	97,373	207,422

Total stockholders’ equity	157,139	2,342,279	(197)	(2,343,994)	155,227

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,239,944	$3,219,828	$243	$(3,125,763)	$1,334,252

Media General, Inc.

Condensed Consolidating Statements of Operations

Fiscal Year Ended December 28, 2008

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated

Revenues	$39,395	$922,853	$—	$(164,873)	$797,375

Operating costs:
Employee compensation	32,190	349,961	(1,715)	(2)	380,434
Production	—	197,758	—	(4,724)	193,034
Selling, general and administrative	(1,204)	272,881	—	(160,128)	111,549
Depreciation and amortization	2,784	68,690	—	(10)	71,464
Goodwill and other asset impairment	—	908,701	—	—	908,701
Gain on insurance recovery	—	(3,250)	—	—	(3,250)

Total operating costs	33,770	1,794,741	(1,715)	(164,864)	1,661,932

Operating income (loss)	5,625	(871,888)	1,715	(9)	(864,557)

Other income (expense):
Interest expense	(43,441)	(8)	—	—	(43,449)
Intercompany interest income (expense)	42,653	(42,653)	—	—	—
Impairment of and loss on investments	(39)	(4,380)	—	—	(4,419)
Investment income (loss)—consolidated affiliates	(630,589)	—	—	630,589	—
Other, net	875	104	—	—	979

Total other income (expense)	(630,541)	(46,937)	—	630,589	(46,889)

Income (loss) from continuing operations before income taxes	(624,916)	(918,825)	1,715	630,580	(911,446)

Income tax expense (benefit)	6,938	(295,129)	—	—	(288,191)

Income (loss) from continuing operations	(631,854)	(623,696)	1,715	630,580	(623,255)
Income from discontinued operations (net of taxes)	—	2,701	—	—	2,701
Loss related to divestiture of operations (net of taxes)	—	(11,300)		—	(11,300)

Net income (loss)	(631,854)	(632,295)	1,715	630,580	(631,854)

Other comprehensive loss (net of tax)	(110,862)	—	—	—	(110,862)

Comprehensive income (loss)	$(742,716)	$(632,295)	$1,715	$630,580	$(742,716)

Media General, Inc.

Condensed Consolidating Statements of Cash Flows

Fiscal Year Ended December 28, 2008

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated

Cash flows from operating activities:
Net cash (used) provided by operating activities	$(59,545)	$158,213	$90	$—	$98,758

Cash flows from investing activities:
Capital expenditures	(4,698)	(26,819)	—	—	(31,517)
Purchase of businesses	(23,804)	—	—	—	(23,804)
Proceeds from sales of discontinued operations and investments	78,836	59,466	—	—	138,302
Net change in intercompany note receivable	186,500	—	—	(186,500)	—
Funding of note receivable	—	(5,000)	—	—	(5,000)
Other, net	5,833	49	—	—	5,882

Net cash provided (used) by investing activities	242,667	27,696	—	(186,500)	83,863

Cash flows from financing activities:
Increase in debt	330,000	—	—	—	330,000
Repayment of debt	(497,500)	(23)	—	—	(497,523)
Debt issuance costs	(4,182)	—	—	—	(4,182)
Cash dividends paid	(18,510)	—	—	—	(18,510)
Net change in intercompany loan	—	(186,500)	—	186,500	—
Other, net	610	2	(90)	—	522

Net cash (used) provided by financing activities	(189,582)	(186,521)	(90)	186,500	(189,693)

Net decrease in cash and cash equivalents	(6,460)	(612)	—	—	(7,072)
Cash and cash equivalents at beginning of year	12,053	2,161	—	—	14,214

Cash and cash equivalents at end of period	$5,593	$1,549	$—	$—	$7,142

Media General, Inc.

Condensed Consolidating Balance Sheet

As of December 30, 2007

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Eliminations	Media General Consolidated
ASSETS
Current assets:
Cash & cash equivalents	$12,053	$2,161	$—	$14,214
Accounts receivable, net	—	133,576	—	133,576
Inventories	1	6,825	(150)	6,676
Other current assets	11,368	77,774	(37,102)	52,040
Assets of discontinued operations	—	107,355	—	107,355

Total current assets	23,422	327,691	(37,252)	313,861

Investment in unconsolidated affiliates	1,435	50,925	—	52,360
Investment in and advances to subsidiaries	951,893	1,995,769	(2,947,662)	—
Intercompany note receivable	936,500	—	(936,500)	—
Other assets	45,989	21,212	(1,527)	65,674
Property, plant & equipment, net	87,440	387,533	—	474,973
FCC licenses and other intangibles	—	646,677	—	646,677
Excess cost over fair value	—	917,521	—	917,521

TOTAL ASSETS	$2,046,679	$4,347,328	$(3,922,941)	$2,471,066

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,903	$19,757	$(6)	$32,654
Accrued expenses and other liabilities	31,626	107,229	(37,102)	101,753
Liabilities of discontinued operations	—	5,614	—	5,614

Total current liabilities	44,529	132,600	(37,108)	140,021

Long-term debt	897,500	72	—	897,572
Intercompany loan	—	936,500	(936,500)	—
Retirement, post-retirement and post-employment plans	147,578	—	—	147,578
Deferred income taxes	(14,510)	326,098	—	311,588
Other deferred credits	56,114	4,231	955	61,300

Stockholders’ equity
Common stock	113,059	4,872	(4,872)	113,059
Additional paid-in capital	19,713	2,412,059	(2,412,059)	19,713
Accumulated other comprehensive income	(74,816)	(2,461)	—	(77,277)
Retained earnings	857,512	533,357	(533,357)	857,512

Total stockholders’ equity	915,468	2,947,827	(2,950,288)	913,007

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,046,679	$4,347,328	$(3,922,941)	$2,471,066

Media General, Inc.

Condensed Consolidating Statements of Operations

Fiscal Year Ended December 30, 2007

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated

Revenues	$38,278	$1,043,095	$—	$(185,080)	$896,293

Operating costs:
Employee compensation	34,847	364,324	—	(14)	399,157
Production	—	220,528	—	(9,102)	211,426
Selling, general and administrative	15,319	312,474	(26,976)	(175,933)	124,884
Depreciation and amortization	4,434	68,205	390	(31)	72,998
Gain on insurance recovery	—	(17,604)	—	—	(17,604)

Total operating costs	54,600	947,927	(26,586)	(185,080)	790,861

Operating income (loss)	(16,322)	95,168	26,586	—	105,432

Other income (expense):
Interest expense	(58,337)	(5)	(1,235)	—	(59,577)
Intercompany interest income (expense)	60,407	(60,407)	—	—	—
Investment loss—unconsolidated affiliates	(756)	(34,069)	—	—	(34,825)
Investment income (loss)—consolidated affiliates	9,406	—	—	(9,406)	—
Other, net	3,233	(2,194)	87	—	1,126

Total other income (expense)	13,953	(96,675)	(1,148)	(9,406)	(93,276)

Income (loss) from continuing operations before income taxes	(2,369)	(1,507)	25,438	(9,406)	12,156

Income tax expense (benefit)	(13,056)	6,103	9,874	—	2,921

Income (loss) from continuing operations	10,687	(7,610)	15,564	(9,406)	9,235
Income from discontinued operations (net of taxes)	—	3,452	—	—	3,452
Loss related to divestiture of operations (net of taxes)	—	(2,000)	—	—	(2,000)

Net income (loss)	10,687	(6,158)	15,564	(9,406)	10,687

Other comprehensive income (net of tax)	33,265	706	—	—	33,971

Comprehensive income (loss)	$43,952	$(5,452)	$15,564	$(9,406)	$44,658

Media General, Inc.

Condensed Consolidating Statements of Cash Flows

Fiscal Year Ended December 30, 2007

(In thousands, unaudited)

	Media General Corporate	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Media General Consolidated

Cash flows from operating activities:
Net cash provided (used) by operating activities	$125,593	$(94,326)	$99,562	$—	$130,829

Cash flows from investing activities:
Capital expenditures	(11,460)	(66,682)	—	—	(78,142)
Purchase of business	(2,525)	—	—	—	(2,525)
Insurance proceeds related to machinery and equipment	—	27,841	—	—	27,841
Net change in intercompany note receivable	(125,500)	—	—	125,500	—
Distribution from unconsolidated affiliate	—	5,000	—	—	5,000
Other, net	5,584	2,661	—	—	8,245

Net cash (used) provided by investing activities	(133,901)	(31,180)	—	125,500	(39,581)

Cash flows from financing activities:
Increase in debt	570,000	—	—	—	570,000
Repayment of debt	(493,500)	(3)	(95,320)	—	(588,823)
Stock repurchase	(48,716)	—	—	—	(48,716)
Debt issuance costs	(1,010)	—	—	—	(1,010)
Cash dividends paid	(21,156)	—	—	—	(21,156)
Net change in intercompany loan	—	125,500	—	(125,500)	—
Other, net	4,985	—	(4,242)	—	743

Net cash provided (used) by financing activities	10,603	125,497	(99,562)	(125,500)	(88,962)

Net increase (decrease) in cash and cash equivalents	2,295	(9)	—	—	2,286
Cash and cash equivalents at beginning of year	9,758	2,170	—	—	11,928

Cash and cash equivalents at end of period	$12,053	$2,161	$—	$—	$14,214